UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 13, 2009 (March 9, 2009)

Date of Report (Date of earliest event reported)

_________________

CARE INVESTMENT TRUST INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-33549 (Commission File Number)	38-3754322 (I.R.S. Employer Identification No.)

505 Fifth Avenue, 6th Floor, New York, New York (Address of principal executive offices)	10017 (zip code)

Registrant’s telephone number, including area code: (212) 771-0505

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.02 Termination of a Material Definitive Agreement.

On March 9, 2009, Care Investment Trust Inc. (the “Company”) voluntarily paid off its warehouse line of credit with Column Financial, Inc. (“Column”) in full with cash on hand and then terminated the Master Repurchase Agreement (the “Agreement”), dated October 1, 2007, as amended from time to time, entered into by and among the Company, and two of its subsidiaries, Care QRS 2007 RE Holdings Corp. (“Care QRS”), and Care Mezz QRS 2007 RE Holdings Corp. (“Care Mezz”), and Column. None of the Company, Care QRS or Care Mezz incurred any early termination penalties in connection with the termination of the Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2009

CARE INVESTMENT TRUST INC.
By: /s/ F. Scott Kellman Name: F. Scott Kellman Title: Chief Executive Officer and President